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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        Microchip Technology Incorporated
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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

PROXY                                                                                     PROXY

[LOGO]
MICROCHIP TECHNOLOGY INCORPORATED
2355 WEST CHANDLER BLVD             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
CHANDLER, AZ  85224                                         2003 ANNUAL MEETING OF STOCKHOLDERS
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

     I (whether one or more of us) appoint Steve Sanghi and Gordon W. Parnell, and each of them, each with full power of substitution, to be my Proxies. The Proxies may vote on my behalf, in accordance with my instructions, all of my shares entitled to vote at the 2003 Annual Meeting of Stockholders of Microchip Technology Incorporated. The meeting is scheduled for August 15, 2003, at 9:00 a.m., local time, at the company's facilities at 2355 West Chandler Boulevard, Chandler, Arizona, but this Proxy includes any adjournment(s) of that meeting. The Proxies may vote on my behalf as if I were personally present at the meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR THE AMENDMENT OF OUR 2001 EMPLOYEE STOCK PURCHASE PLAN TO ADD 975,000 ADDITIONAL SHARES FOR ISSUANCE UNDER SUCH PLAN; FOR THE AMENDMENT OF OUR 2001 EMPLOYEE STOCK PURCHASE PLAN TO ADD, COMMENCING JANUARY 1, 2005, AN ANNUAL AUTOMATIC INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER SUCH PLAN; AND AS MY PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. ALL PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT HAVE BEEN PROPOSED BY THE BOARD OF DIRECTORS.

     IF VOTING BY MAIL, PLEASE COMPLETE, DATE AND SIGN ON REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Dear Stockholder,

     Microchip offers our stockholders the opportunity to access future proxy statements, annual reports and other stockholder communications electronically through the Internet instead of receiving paper copies in the mail. This reduces our costs as we can reduce the number of such materials we must print and mail. PLEASE NOTE THAT THERE MAY BE COSTS ASSOCIATED WITH ELECTRONIC ACCESS, SUCH AS USAGE CHARGES FROM INTERNET SERVICE PROVIDERS AND TELEPHONE COMPANIES, THAT MUST BE BORNE BY THE STOCKHOLDER. To choose this option, please check the box under the signature block of the proxy card and mail in your proxy card.

     We also request that you notify us if you are receiving multiple copies of our proxy statement and annual report at your household. You can do so by checking the box under the signature block of the proxy card and mailing in your proxy card. If you do so, we can reduce the number of these materials we must print and mail.

                             YOUR VOTE IS IMPORTANT!

       Thank you in advance for participating in our 2003 annual meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4

1.   Election of directors:   01 Steve Sanghi               04 Matthew W. Chapman    [ ]  Vote FOR       [ ]  Vote WITHHELD
                              02 Albert J. Hugo-Martinez    05 Wade F. Meyercord          all nominees        from all nominees
                              03 L. B. Day

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE        +--------------------------------------------+
THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)                   |                                            |
                                                                                     +--------------------------------------------+
2.   Proposal to amend our 2001 Employee Stock Purchase Plan to increase
     the number of shares reserved for issuance under such plan by 975,000 shares.   [ ] For          [ ] Against      [ ] Abstain

3.   Proposal to amend our 2001 Employee Stock Purchase Plan to add, commencing
     January 1, 2005, an annual automatic increase in the number of shares
     reserved for issuance under such plan.                                          [ ] For          [ ] Against      [ ] Abstain

[ ]  Multiple stockholder publications. Please check here to stop mailing of
     stockholder publications for this account, since multiple copies come to        Date __________________________________
     this address.

[ ]  Yes, I have access to the world wide web and by checking this box I elect
     to obtain all future proxy statements, annual reports and other stockholder     +--------------------------------------------+
     communications by accessing the electronic form made available on the           |                                            |
     Internet instead of having paper copies delivered to me by mail.                +--------------------------------------------+

     Address Change? Mark Box   [ ] Indicate changes below:                          Signature(s) in Box

                                                                                     (Please sign exactly as name appears. When
                                                                                     shares are held by joint tenants, both should
                                                                                     sign. When signing as attorney, executor,
                                                                                     administrator, trustee or guardian, please give
                                                                                     full title as such. If a corporation,
                                                                                     partnership or other entity, please sign in the
                                                                                     entity's full name by an authorized officer.
                                                                                     Please date the proxy.)
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